UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03310

Name of Fund: Retirement Reserves Money Fund of Retirement Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Retirement Reserves Money Fund of Retirement Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2013

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Semi-Annual Report (Unaudited)

Retirement Reserves Money Fund  |  of Retirement Series Trust

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	2.16%	15.21%
US small cap equities (Russell 2000® Index)	0.95	12.08
International equities (MSCI Europe, Australasia, Far East Index)	2.12	4.61
Emerging market equities (MSCI Emerging Markets Index)	(1.25)	2.63
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.08
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.49	7.46
US investment grade bonds (Barclays US Aggregate Bond Index)	2.75	5.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.65	9.57
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.24	13.58
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended October 31, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month reporting period ended October 31, 2012. During the period, policymakers stated that they anticipate exceptionally low short-term rates will be warranted at least through mid-2015.

In the United States, sluggish economic growth and stubbornly high unemployment have prompted the FOMC to employ multiple stimulative measures during the period. In late June, the FOMC announced an extension of “Operation Twist” through the end of 2012. The program involves the US Federal Reserve selling short-dated US Treasury securities while purchasing an equal amount of longer-dated Treasury notes. While the program has helped keep long-term Treasury rates anchored, one consequence has been higher funding costs in the repurchase agreement (“repo”) market for dealers who have been forced to hold large inventories of short-dated US Treasuries. This has benefited short-term investors who have seen repo rates nearly double this year. So it follows that Operation Twist has led to a direct increase in short-term US Treasury yields. Three-month US Treasury bill yields, for instance, averaged 0.092% over the six months ended October 31, 2012, in contrast to an average yield of 0.046% in the previous six-month period.

In September 2012, the FOMC announced another stimulus program that would expand the US Treasury’s balance sheet for the third time since the onset of the financial crisis in September 2008; however, it was the first program to be “open-ended” in terms of size. As part of this program, the FOMC committed to purchasing approximately $40 billion of agency mortgage-backed securities (“MBS”) per month until the US labor market exhibits substantial improvement. In addition, the FOMC will continue to reinvest principal from the Federal Reserve’s existing holdings of agency MBS, bringing total monthly purchases to nearly $85 billion. The FOMC has stated that a higher rate of inflation would be acceptable in order to achieve economic expansion and employment growth. The FOMC’s stimulus programs over the past four years have, in large part, driven the US Federal Reserve’s balance sheet to triple in size to $2.8 trillion.

In Europe, as finance ministers work toward fiscal integration of the euro bloc countries, economies across the region face severe headwinds. Unemployment rates have been hovering near historical highs and sovereign bond prices in peripheral countries have been volatile and altogether weak. In July, the European Central Bank (“ECB”) cut the main refinancing rate to 0.75%. The central bank also cut its deposit rate from 0.25% to zero to encourage euro area banks to originate new loans rather than leave idle balances on reserve at the central bank. In early September, the ECB announced a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries subject to stringent conditions set forth under the program.

Taken together, central bank actions have eased liquidity strains in the funding markets. In fact, many issuers are fully funded through the end of 2012. During the six-month period, credit spreads compressed and US dollar London Interbank Offered Rates (“LIBOR”) moved lower across the curve. The sharpest drop came in the three-month LIBOR, which fell 15 basis points over the period to 0.313% as of October 31, 2012.

In the short-term tax-exempt market, yields rose steadily leading up to the April 15th tax filing deadline, and declined throughout the summer months due to strong cash inflows resulting from the reinvestment of bond coupon payments and maturities. This is a typical seasonal pattern for yields as increasing demand for variable rate demand notes (“VRDNs”) meets a decreasing-supply environment at this time of year. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality VRDN securities (as calculated by Municipal Market Data), reached a year-to-date high of 0.26% on April 18th and ended the period at 0.21% as of October 31st.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continue to attract crossover buyers from the taxable market.

As state and local municipalities continued to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of letters of credit on VRDNs. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.22% as of October 31, 2012, representing only a nominal premium for the extension risk over VRDNs.

Tax-exempt money fund industry assets declined 2.4% during the six-month period ended October 31, 2012 to $266 billion.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Fund Information as of October 31, 2012

Investment Objective

Retirement Reserves Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields
	7-Day SEC Yields	7-Day Yields
Class I	0.00%	0.00%
Class II	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition
Percent of Net Assets
Commercial Paper	32%
Certificates of Deposit	29
US Treasury Obligations	12
Municipal Bonds	11
Repurchase Agreements	8
US Government Sponsored Agency Obligations	7
Corporate Notes	2
Liabilities in Excess of Other Assets	(1)

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2012 and held through October 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.51	$1,000.00	$1,023.69	$1.53	0.30%
Class II	$1,000.00	$1,000.00	$1.51	$1,000.00	$1,023.69	$1.53	0.30%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	5

Schedule of Investments October 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Euro — 2.3%
National Australia Bank Ltd., London, 0.48%, 4/10/13 (a)	$20,000	$20,000,000
Sumitomo Trust & Banking Co. Ltd., London, 0.35%, 2/28/13	24,000	24,000,000

		44,000,000
Yankee (b) — 26.7%
Bank of Montreal, Chicago:
0.32%, 12/11/12	57,000	57,000,000
0.28%, 12/20/12	10,000	10,000,000
0.43%, 7/17/13 (a)	16,000	16,000,000
0.39%, 11/12/13 (a)	10,000	10,000,000
Bank of Nova Scotia, Houston (a):
0.31%, 2/11/13	24,000	24,000,000
0.26%, 2/15/13	15,000	15,000,000
0.41%, 11/01/13	25,000	25,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY:
0.48%, 1/24/13	10,000	10,000,000
0.34%, 4/22/13	20,000	20,000,000
BNP Paribas, NY:
0.38%, 12/04/12	9,500	9,500,000
0.42%, 1/02/13	10,000	10,000,000
Canadian Imperial Bank of Commerce, NY (a):
0.30%, 4/02/13	33,095	33,095,000
0.39%, 9/25/13	19,000	19,000,000
Credit Industriel et Commercial, NY, 0.44%, 12/04/12	18,500	18,500,000
Credit Suisse, NY, 0.32%, 2/04/13	22,000	22,000,000
National Bank of Canada, NY, 0.31%, 1/11/13 (a)	50,000	50,000,000
Rabobank Nederland NV, NY (a):
0.50%, 3/13/13	15,000	15,000,000
0.50%, 4/24/13	18,800	18,800,000
0.43%, 10/29/13	20,000	20,000,000
Societe Generale, NY:
0.46%, 12/03/12	9,500	9,500,000
0.58%, 1/03/13	31,500	31,500,000
Sumitomo Mitsui Banking Corp., NY, 0.32%, 2/01/13	20,000	20,000,000
Toronto-Dominion Bank, NY:
0.32%, 3/18/13	12,000	12,000,000
0.30%, 5/28/13 (a)	20,000	20,000,000
Westpac Banking Corp., NY, 0.32%, 1/14/13 (a)	21,000	21,000,000

		516,895,000
Total Certificates of Deposit — 29.0%		560,895,000

Commercial Paper (c)
Atlantis One Funding Corp., 0.47%, 3/07/13	25,000	24,958,549
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.41%, 11/26/12	22,000	21,993,486
CAFCO LLC, 0.35%, 12/07/12	16,000	15,994,244

Commercial Paper (c)	Par (000)	Value
Ciesco LLC:
0.34%, 11/05/12	$10,000	$9,999,528
0.34%, 11/19/12	15,000	14,997,308
Collateralized CP Co. LLC:
0.28%, 11/01/12	17,000	16,999,868
0.38%, 1/17/13	15,000	14,987,650
CRC Funding LLC:
0.29%, 11/16/12	40,000	39,994,844
0.34%, 12/04/12	19,500	19,493,738
Erste Abwicklungsanstalt:
0.45%, 11/07/12	25,000	24,997,813
0.56%, 3/06/13	24,000	23,952,960
Gemini Securitization Corp. LLC, 0.41%, 11/05/12	20,000	19,998,861
General Electric Capital Corp., 0.24%, 12/03/12	60,000	59,986,800
Govco LLC, 0.32%, 11/05/12	18,000	17,999,200
ING (US) Funding LLC:
0.36%, 11/05/12	45,000	44,997,750
0.38%, 11/16/12	25,000	24,995,778
0.34%, 12/07/12	5,000	4,998,253
0.34%, 12/11/12	17,000	16,993,417
Matchpoint Master Trust:
0.33%, 12/21/12	12,000	11,994,390
0.37%, 1/09/13	22,000	21,984,172
Nordea North America, Inc., 0.24%, 1/15/13	21,000	20,989,360
NRW.Bank, 0.21%, 11/07/12	20,000	19,999,183
Rabobank USA Financial Corp., 0.49%, 2/01/13	10,000	9,987,471
State Street Corp.:
0.22%, 1/08/13	10,000	9,995,783
0.22%, 1/10/13	67,000	66,970,930
0.30%, 1/11/13	20,000	19,988,000
Thames Asset Global Securitization, No.1 Inc., 0.22%, 11/01/12	14,900	14,899,909
Total Commercial Paper — 31.9%		615,149,245

Corporate Notes — 1.7%
JPMorgan Chase Bank NA, 0.39%, 5/17/13 (a)	33,530	33,530,000

Municipal Bonds (d)
California HFA, RB, VRDN:
Series A, AMT (Fannie Mae LOC), 0.20%, 11/07/12	7,300	7,300,000
Series B (Freddie Mac LOC), 0.20%, 11/07/12	12,140	12,140,000
Series F, AMT, 0.19%, 11/07/12	18,100	18,100,000
California Pollution Control Financing Authority, Refunding RB, VRDN, Pacific Gas & Electric Co., Series E (JPMorgan Chase Bank LOC), 0.21%, 11/01/12	8,000	8,000,000
Eclipse Funding Trust, Refunding RB, VRDN, Series 2007-0005, Solar Eclipse (US Bank NA LOC), 0.21%, 11/07/12	6,350	6,350,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AMT	Alternative Minimum Tax (subject to)	LOC	Letter of Credit
	HFA	Housing Finance Agency	RB	Revenue Bonds
	HRB	Housing Revenue Bonds	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds (d)	Par (000)	Value
Indiana Finance Authority, Refunding RB, VRDN, Sisters of St. Francis, Series B (JPMorgan Chase Bank LOC), 0.21%, 11/07/12	$5,400	$5,400,000
Jackson County West Virginia, RB, VRDN, Armstrong World Industries, Inc. Project (Bank of Nova Scotia LOC), 0.22%, 11/07/12	17,500	17,500,000
Los Angeles Community Redevelopment Agency California, RB, VRDN, Hollywood & Vine Apartments, Series A, AMT (Fannie Mae Liquidity Facility), 0.20%, 11/07/12	9,000	9,000,000
Missouri State Health & Educational Facilities Authority, RB, VRDN, Lutheran Senior Services (US Bank NA LOC), 0.18%, 11/07/12	10,800	10,800,000
New Jersey Transportation Trust Fund Authority, RB, VRDN, Transportation System, Series C (JPMorgan Chase Bank LOC), 0.20%, 11/07/12	8,000	8,000,000
New York City Housing Development Corp., HRB, VRDN, Series A, 155 West 21st Street Development, Series A, AMT (Fannie Mae Liquidity Facility), 0.20%, 11/07/12	16,400	16,400,000
New York City Industrial Development Agency, RB, VRDN, USA Waste Services, New York City Project, AMT (JPMorgan Chase Bank LOC), 0.25%, 11/07/12	9,000	9,000,000
New York State HFA, HRB, VRDN, AMT:
2180 Broadway Housing, Series A (Wells Fargo Bank NA LOC), 0.18%, 11/07/12	27,000	27,000,000
East 39th Street Housing, 0.20%, (Fannie Mae Liquidity Facility), 11/07/12	15,000	15,000,000
125 West 31st Street Housing, 0.20%, (Fannie Mae Liquidity Facility), 11/07/12	12,000	12,000,000
316 11th Avenue Housing, 0.20%, (Fannie Mae Liquidity Facility), 11/07/12	20,000	20,000,000
New York State HFA, Refunding RB, VRDN, Series L (Bank of America NA LOC), 0.22%, 11/07/12	9,800	9,800,000
Total Municipal Bonds — 11.0%		211,790,000

US Government Sponsored Agency Obligations (a)
Fannie Mae Variable Rate Notes, 0.24%, 12/20/12	13,000	12,999,639
Freddie Mac Variable Rate Notes:
0.35%, 1/24/13	13,500	13,498,733
0.41%, 9/03/13	50,000	49,991,515
0.15%, 9/13/13	60,900	60,867,939
Total US Government Sponsored Agency Obligations — 7.1%		137,357,826

US Treasury Obligations
US Treasury Bill, 0.15%, 4/18/13 (c)	20,000	19,985,917
US Treasury Notes:
2.88%, 1/31/13	34,000	34,229,849
0.63%, 2/28/13	8,100	8,111,506
0.63%, 4/30/13	74,000	74,153,160
0.50% - 3.50%, 5/31/13	68,500	68,985,301

US Treasury Obligations	Par (000)	Value
US Treasury Notes (concluded):
0.38%, 6/30/13	$6,000	$6,005,372
0.13%, 8/31/13	30,000	29,981,373
Total US Treasury Obligations — 12.5%		241,452,478

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.32%, 11/01/12 (Purchased on 10/31/12 to be repurchased at $42,564,378, collateralized by US Treasury Bonds, 0.75% due 2/15/42, par and fair values of $38,632,000 and $43,415,388, respectively)	42,564	42,564,000
Goldman Sachs & Co., 0.20%, 11/02/12 (Purchased on 10/26/12 to be repurchased at $15,000,583, collateralized by Federal Home Loan Bank, 0.00% due 4/24/13, par and fair values of $15,311,000 and $15,300,589, respectively)	15,000	15,000,000
Goldman Sachs & Co., 0.25%, 11/05/12 (Purchased on 10/30/12 to be repurchased at $35,001,458, collateralized by Fannie Mae, 3.00% due 11/01/42, par and fair values of $34,296,196 and $36,050,001, respectively)	35,000	35,000,000
Goldman Sachs & Co., 0.25%, 11/07/12 (Purchased on 10/31/12 to be repurchased at $60,002,917, collateralized by various US Government Sponsored Agency Obligations, 3.00% - 4.00%, due 6/01/32 - 10/01/42, par and fair values of $58,698,339 and $61,800,001, respectively)	60,000	60,000,000
Total Repurchase Agreements — 7.9%		152,564,000
Total Investments (Cost —$1,952,738,549*) — 101.1%		1,952,738,549
Liabilities in Excess of Other Assets — (1.1)%		(21,210,074)

Net Assets — 100.0%		$1,931,528,475

*	Cost for federal income tax purposes

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of a foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	7

Schedule of Investments (concluded)

curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$1,952,738,549	—	$1,952,738,549

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, cash of $19,042,171 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

8	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Statement of Assets and Liabilities

October 31, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,952,738,549)	$1,952,738,549
Cash	19,042,171
Capital shares sold receivable	24,860,998
Interest receivable	996,942
Investments sold receivable	100,000
Prepaid expenses	26,052

Total assets	1,997,764,712

Liabilities
Capital shares redeemed payable	40,102,702
Investments purchased payable	24,000,000
Investment advisory fees payable	595,891
Other affiliates payable	22,402
Officer’s and Trustees’ fees payable	1,462
Other accrued expenses payable	1,513,780

Total liabilities	66,236,237

Net Assets	$1,931,528,475

Net Assets Consist of
Paid-in capital	$1,931,462,466
Undistributed net investment income	880
Accumulated net realized gain	65,129

Net Assets	$1,931,528,475

Net Asset Value
Class I — Based on net assets of $1,890,668,735 and 1,890,603,396 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

Class II — Based on net assets of $40,859,740 and 40,859,070 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	9

Statement of Operations

Six Months Ended October 31, 2012 (Unaudited)

Investment Income
Interest	$3,087,721

Expenses
Investment advisory	4,847,696
Distribution — Class II	43,244
Transfer agent — Class I	1,272,917
Transfer agent — Class II	33,703
Registration	122,760
Accounting services	79,309
Professional	58,402
Custodian	37,783
Printing	32,396
Officer and Trustees	30,552
Miscellaneous	27,512

Total expenses	6,586,274
Less fees waived by Manager	(2,151,797)
Less distribution fees waived — Class II	(43,244)
Less transfer agent fees reimbursed — Class I	(1,270,245)
Less transfer agent fees reimbursed — Class II	(33,644)

Total expenses after fees waived and/or reimbursed	3,087,344

Net investment income	377

Realized Gain
Net realized gain from investments	35,982

Net Increase in Net Assets Resulting from Operations:	$36,359

See Notes to Financial Statements.

10	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income	$377	$1,805
Net realized gain	35,982	51,798

Net increase in net assets resulting from operations	36,359	53,603

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(369)	(906)
Class II	(8)	(19)
Net realized gain:
Class I	–	(71,472)
Class II	–	(1,481)

Decrease in net assets resulting from dividends and distributions to shareholders	(377)	(73,878)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(249,447,162)	(820,145,480)

Net Assets
Total decrease in net assets	(249,411,180)	(820,165,755)
Beginning of period	2,180,939,655	3,001,105,410

End of period	$1,931,528,475	$2,180,939,655

Undistributed net investment income	$880	$880

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	11

Financial Highlights

	Class I
	Six Months Ended October 31, 2012 (Unaudited)					Period November 1, 2008 to April 30, 2009
			Year Ended April 30,					Year Ended October 31,
			2012	2011	2010			2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Net investment income	0.0000		0.0000	0.0000	0.0007	0.0061		0.0317	0.0488
Net realized gain	—		—	0.0002	—	—		0.0000	0.0002

Net increase from investment operations	0.0000		0.0000	0.0002	0.0007	0.0061		0.0317	0.0490

Dividends and distributions from:[4]
Net investment income	(0.0000)		(0.0000)	(0.0000)	(0.0007)	(0.0061)		(0.0317)	(0.0488)
Net realized gain	—		—	(0.0002)	—	—		(0.0000)	(0.0000)

Total dividends and distributions	(0.0000)		(0.0000)	(0.0002)	(0.0007)	(0.0061)		(0.0317)	(0.0488)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	[2]	0.00%	0.02%	0.07%	0.61%	[2]	3.22%	5.00%

Ratios to Average Net Assets
Total expenses	0.64%	[3]	0.68%	0.59%	0.56%	0.54%	[3]	0.51%	0.57%

Total expenses after fees waived and/or reimbursed	0.30%	[3]	0.26%	0.40%	0.41%	0.54%	[3]	0.51%	0.57%

Net investment income	0.00%	[3]	0.00%	0.00%	0.08%	1.22%	[3]	3.09%	4.89%

Supplemental Data
Net assets, end of period (000)	$1,890,669		$2,137,787	$2,938,254	$3,508,192	$5,852,370		$6,030,809	$4,684,640

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Financial Highlights (concluded)

	Class II
	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period November 1, 2008 to April 30, 2009		Year Ended October 31,
			2012	2011	2010			2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Net investment income	0.0000		0.0000	0.0000	0.0006	0.0059		0.0313	0.0486
Net realized gain (loss)	—		—	0.0002	—	—		0.0000	(0.0017)

Net increase from investment operations	0.0000		0.0000	0.0002	0.0006	0.0059		0.0313	0.0469

Dividends and distributions from:[4]
Net investment income	(0.0000)		(0.0000)	(0.0000)	(0.0006)	(0.0059)		(0.0313)	(0.0486)
Net realized gain	—		—	(0.0002)	—	—		(0.0000)	—

Total dividends and distributions	(0.0000)		(0.0000)	(0.0002)	(0.0006)	(0.0059)		(0.0313)	(0.0486)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%	[2]	0.00%	0.02%	0.06%	0.59%	[2]	3.17%	4.98%

Ratios to Average Net Assets
Total expenses	0.87%	[3]	0.84%	0.80%	0.79%	0.78%	[3]	0.75%	0.79%

Total expenses after fees waived and/or reimbursed	0.30%	[3]	0.26%	0.40%	0.41%	0.58%	[3]	0.55%	0.59%

Net investment income	0.00%	[3]	0.00%	0.00%	0.06%	1.21%	[3]	3.12%	4.86%

Supplemental Data
Net assets, end of period (000)	$40,860		$43,152	$62,852	$79,458	$110,743		$124,888	$139,842

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	13

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

Retirement Reserves Money Fund (the “Fund”) is a series of Retirement Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, which is comprised of a series of separate portfolios offering separate classes of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Bank of America Corporation, acts as passive custodian. The Trust is organized as a Massachusetts business trust. The Fund is classified as diversified. At the present time, the Fund is the only series offered. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class, and Class II Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the three years ended April 30, 2012 and the period ended April 30, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

14	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Notes to Financial Statements (concluded)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $15 Billion	0.300%
Greater than $15 Billion	0.290%

For the six months ended October 31, 2012, the Fund reimbursed the Manager $13,263 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and the Class II Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.20% based upon the average daily net assets of the Fund’s Class II Shares.

In addition, BRIL has contractually agreed to waive the 0.20% distribution fee for Class II Shares until September 1, 2013. These amounts are shown as distribution fees waived in the Statement of Operations. The Manager and BRIL voluntarily agreed to waive management fees and reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. These amounts are reported in the Statement of Operations as fees waived by Manager and distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

4. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Six Months Ended October 31, 2012	Year Ended April 30, 2012
Class I Shares
Shares sold	2,114,970,515	5,155,044,249
Shares issued to shareholders in reinvestment of dividends and distributions	62	64,999
Shares redeemed	(2,362,124,444)	(5,955,555,545)

Net decrease	(247,153,867)	(800,446,297)

Class II Shares
Shares sold	25,222,395	69,772,997
Shares issued to shareholders in reinvestment of dividends and distributions	—	1,239
Shares redeemed	(27,515,690)	(89,473,419)

Net decrease	(2,293,295)	(19,699,183)

Total Net Decrease	(249,447,162)	(820,145,480)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	15

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Retirement Series Trust (the “Trust”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (“BlackRock”), the Trust’s investment advisor, with respect to Retirement Reserves Money Fund, a series of the Trust (the “Fund”).

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients,

16	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement (continued)

as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust with respect to the Fund for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	17

Disclosure of Investment Advisory Agreement (continued)

review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that, in general, the Fund performed within the one basis point threshold of its Lipper Performance Universe Peer median for the one-year period reported, and the Fund performed at or above the Peer median of its Lipper Performance Universe in both of the three- and five-year periods reported.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual total expense ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock and/or other parties, if applicable, was lower than or equal to the median actual total expense ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service

18	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement (concluded)

providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust, with respect to the Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	19

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, President and Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee1

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 15, 2012, Ian A. MacKinnon became a Trustee of the Trust.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

Financial Data Services, Inc.

Jacksonville, FL 32246

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

20	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website (http://www.blackrock.com/moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012	21

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

22	RETIREMENT RESERVES MONEY FUND	OCTOBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Total return information assumes reinvestment of all distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#RETRES-10/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Retirement Reserves Money Fund of Retirement Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 3, 2013

3